Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seaport Global Acquisition II Corp. (the “Company”) on Form 10-Q for the three and nine months ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jay Burnham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

November 14, 2022	/s/ Jay Burnham
Jay Burnham
Chief Financial Officer
(Principal Financial and Accounting Officer)